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                                    J&B FUNDS

                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                        SUPPLEMENT DATED JANUARY 9, 2004
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 7, 2003


                            SUPPLEMENT TO PROSPECTUS

The investment manager of each of the portfolios ("Funds") of J&B Funds has proposed, and the Board of Trustees (the "Board") of J&B Funds recently approved, certain matters which could affect the Funds in which you invest or are considering making an investment. These matters are described below. Shareholders and prospective shareholders should keep a copy of this supplement for future reference.

Consolidation of Investment Advisory Activities
-----------------------------------------------

On May 1, 2003, Jones & Babson, Inc. ("J&B") was acquired by RBC Dain Rauscher Corporation. As a result of the acquisition, J&B became an affiliate of Voyageur Asset Management Inc. ("Voyageur"). Like J&B, Voyageur is a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (J&B and Voyageur) into a single entity, which uses the Voyageur name.

As a part of this consolidation, Voyageur became the investment advisor of the Funds. This change did not impact the investment style of the Funds or the day-to-day management of the Funds. All key management personnel of the Funds remained the same, and the Funds' sub-advisors did not change. At the same time, Voyageur replaced J&B as the administrator of the Funds. This change did not affect the administrative services being provided to the Funds. J&B continues to serve as the Funds' distributor.

Voyageur has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. As noted above, Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, which maintains its offices at Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corporation is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who serve approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Upcoming Proxy Solicitation for J&B Small-Cap International Fund
----------------------------------------------------------------

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing lineup of funds for which it serves as investment advisor and standardizing current investment operations. This integration initiative involves reducing the number of funds (by combining similar funds), closing under-performing funds, and simplifying administration by integrating the remaining



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funds under a single legal entity and single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

As a part of this integration initiative, the Board of J&B Funds recently approved several matters applicable to the International Fund and called a special meeting ("Meeting") of the shareholders of the International Fund to consider these matters. The Meeting is scheduled to occur on March 15, 2004 and only shareholders of record on January 15, 2004 will be entitled to vote (whether via proxy or in person) at the Meeting. Shareholders entitled to vote at the Meeting will be mailed proxy materials beginning on or about January 22, 2004.

The specific matters on which shareholders will be asked to vote, which may also be referred to as proposals, are as follows:

1. To approve the election of nine individuals to serve on the Board of Trustees of J&B Funds.

2. To approve a proposed Agreement and Plan of Reorganization ("Plan") pursuant to which the International Fund would be reorganized as Tamarack Small Cap International Fund, a separate portfolio of the Tamarack Funds Trust, a newly created Delaware statutory trust.

3. To approve the modification of the International Fund's fundamental investment policies/restrictions as part of an effort to standardize such investment policies/restrictions and increase the Fund's investment flexibility.

4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the International Fund for the current fiscal year.

The Tamarack Funds Trust will be organized as a Delaware statutory trust (the same form of organization as J&B Funds) and is expected to consist of seventeen separate portfolios, which will be named the Tamarack Funds. The International Fund would be reorganized into Tamarack Small Cap International Fund pursuant to the terms of the Plan. If the Plan is approved by shareholders of the International Fund, and certain other conditions are satisfied, the reorganization transaction ("Reorganization") is scheduled to occur on or about March 31, 2004. The value of a shareholder's account would not change as a result of the Reorganization. Immediately after the Reorganization, a shareholder of the International Fund will own Class S shares of the Tamarack Funds Trust that are equal in number and value to the shares of the International Fund that were held by that shareholder immediately prior to the Reorganization. The closing of the Reorganization would be conditioned upon, among other things, receiving an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses.

Certain operational features of the Tamarack Small Cap International Fund may differ from those of the International Fund. For example, the Tamarack Small Cap International Fund may offer multiple classes of shares. In addition, the Tamarack Small Cap International Fund intends to impose a redemption fee as part of continuing efforts to deter market timing. It is expected that all non-money market Tamarack Funds (including the Tamarack Small Cap International Fund) generally will impose a redemption fee of 2% of the value of shares purchased on or after April 1, 2004 that are redeemed or exchanged within 30

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days of purchase. The Tamarack Funds redemption fee is not expected to apply to shares purchased through reinvested distributions (dividends and capital gains) or through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans).

Liquidation of J&B Mid-Cap Aggressive Growth Fund and J&B Small-Cap Aggressive
------------------------------------------------------------------------------
Growth Fund
-----------

Also as a part of the integration initiative, the Board has voted to close J&B Mid-Cap Aggressive Growth Fund and J&B Small-Cap Aggressive Growth Fund (the "Growth Funds") to new investments, effective December 1, 2003, and adopted a plan to liquidate each Growth Fund on or before January 12, 2004 ("Liquidation Date"). On the Liquidation Date, each Growth Fund will distribute pro rata to its shareholders of record as of the close of business on that date the remaining assets of that Growth Fund in complete and full cancellation and redemption of all of the outstanding shares of that Growth Fund, except for cash and cash equivalents deemed necessary to discharge existing unpaid liabilities or contingent liabilities of that Growth Fund. In other words, shareholders of a Growth Fund on the Liquidation Date will receive cash proceeds equal to the net asset value of their account in that Growth Fund.

The Board determined that liquidation is in the best interests of each Growth Fund and its shareholders because, in the view of J&B and Voyageur, a view in which the Board concurs, each Growth Fund is unlikely to grow sufficiently to enable it to benefit from the economies of scale that are offered by larger funds. In making this determination with respect to each Growth Fund, the Board considered that, despite the efforts of the Growth Funds' distributor, sales of each Growth Fund's shares have been limited and, consequently, each Growth Fund's assets have been slow to increase. Based upon the apparent lack of investor interest in the Growth Funds, J&B and Voyageur and the Board do not anticipate that either Growth Fund will, in the foreseeable future, grow significantly from its current size.



                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

The following replaces the "Independent Auditors" section on page 22:

INDEPENDENT AUDITORS. The Trust's financial statements are audited annually by independent auditors approved by the Board of Trustees each year. For the fiscal year ended June 30, 2003, PricewaterhouseCoopers LLP, ("PwC") served as the Trust's independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of Royal Bank of Canada, the indirect parent company of Jones & Babson and Voyageur Asset Management Inc. PwC represented to the Trust that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Trust for the fiscal year ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Trust had been completed and the audited financial statements had been sent to Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Trust for the fiscal year ending June 30, 2004. On November 24, 2003, the Board of Trustees selected Deloitte & Touche LLP, 180 N. Stetson, Chicago, Illinois 60601, to serve as the independent auditors for the Trust for the fiscal year ending June 30, 2004.



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